EXHIBIT 23.6

I consent to being named, in the Registration Statement on Form S-1 to be filed by Carriage Services, Inc., as about to become a director of Carriage Services, Inc.




/s/ RONALD A. ERICKSON
    Ronald A. Erickson
    June 6, 1996